Exhibit 99.1

WRITTEN STATEMENT OF THE WPS RESOURCES CORPORATION CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, I, the undersigned Chairman, President, and Chief Executive Officer of WPS Resources Corporation hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of WPS Resources Corporation for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of WPS Resources Corporation.

/s/ Larry L. Weyers

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Larry L. Weyers
Chairman, President, and Chief Executive Officer
WPS Resources Corporation

November 13, 2002

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.